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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                  May 7, 2001
                                  -----------
               Date of Report (Date of earliest event reported)



                               TARANTELLA, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         California                       0-21484                 94-2549086
 ---------------------------      ----------------------       ----------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                              425 Encinal Street
                         Santa Cruz, California 95061
                   (Address of principal executive offices)


                                (831) 425-7222
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             (Registrant's telephone number, including area code)
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Item 2.   Acquistion or Disposition of Assets

          On May 7, 2001, pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement"), dated August 1, 2000 and amended on September 13, 2000, December 12, 2000 and February 9, 2001, with Caldera Systems, Inc. ("Caldera Systems") and Caldera International, Inc. ("Caldera"), Tarantella, Inc. (formerly, The Santa Cruz Operation, Inc.) acquired 16,000,000 shares of Caldera common stock, $23 million in cash (of which $7 million was previously received and interest thereon was paid by Tarantella) and a non-interest bearing promissory note in the amount of $8 million (which will be repaid in quarterly installments of $2 million beginning in the fifth quarter following May 7, 2001) in exchange for the assets related to Tarantella's Server Software and Professional Services divisions. The companies have also agreed to share revenue from OpenServer products for a period of three years, if sales exceed pre-defined levels during that time.


          On May 7, 2001, Tarantella, Inc. (formerly, The Santa Cruz Operation, Inc.) released a press release announcing the closing of the acquisition, a copy of which is attached herto as Exhibit 99.1 and is incorporated by reference.

Item 5.   Other Events

          On May 7, 2001 following the Reorganization, the Company also changed its corporate name from The Santa Cruz Operation, Inc. to Tarantella, Inc.
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Item 7.   Exhibits.

          (c) Exhibits.

              Exhibit 2.1 Agreement and Plan of Reorganization by and among Caldera Systems, Inc., Caldera International, Inc. and Tarantella, Inc. (formerly, The Santa Cruz Operation, Inc.) dated August 1, 2000, as amended September 13, 2000, December 12, 2000 and February 9, 2001.

              Exhibit 99.1 Press Release by Tarantella, Inc. (formerly, The Santa Cruz Operation, Inc.) dated as of May 7, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                            TARANTELLA, INC.



Date: May 16, 2001          By:  /s/ Steven M. Sabbath
                                 --------------------------------------
                                 Steven M. Sabbath
                                 Senior Vice President, Law & Corporate Affairs
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                         INDEX TO EXHIBITS FILED WITH
               THE CURRENT REPORT ON FORM 8-K DATED MAY 7, 2001

          Exhibit          Description
          -------          -----------

          Exhibit 2.1 Agreement and Plan of Reorganization by and among Caldera Systems, Inc., Caldera International, Inc., and Tarantella, Inc. (formerly, The Santa Cruz Operation, Inc.) dated August 1, 2000, as amended September 13, 2000, December 12, 2000 and February 9, 2001.

          Exhibit 99.1 Press Release by Tarantella, Inc. (formerly, The Santa Cruz Operation, Inc.) dated as of May 7, 2001.